EXHIBIT 32.1


             PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO
                                  SECTION 1350
                           (FURNISHED, BUT NOT FILED)


In connection with the Quarterly Report of American Natural Energy Corporation (the Company) on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael K. Paulk, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael K. Paulk
--------------------
Michael K. Paulk
Chief Executive Officer
November 13, 2003

         A signed original of this written statement required by Section 906 has been provided to American Natural Energy Corporation and will be retained by American Natural Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.